UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): July 23, 2015

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices (zip code))

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01.	Other Events.

On July 23, 2015, Harley-Davidson, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $450,000,000 aggregate principal amount of its 3.500% Senior Notes due 2025 (the “2025 Notes”) and $300,000,000 aggregate principal amount of its 4.625% Senior Notes due 2045 (together with the 2025 Notes, the “Notes”) in a public offering (the “Offering”). The Offering is expected to close on July 28, 2015, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, as well as indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes will be issued under an Indenture (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), in substantially the form filed by the Company with the Securities and Exchange Commission (the “SEC”) as an exhibit to its registration statement on Form S-3 (Registration No. 333-202491) (the “Registration Statement”), to which the offering of the Notes relates, and an officers’ certificate establishing the terms and providing for the issuance of the Notes.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated July 23, 2015, and a prospectus, dated March 4, 2015, related to the Offering. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated July 23, 2015, among Harley-Davidson, Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated July 24, 2015.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

BY:	/s/ Rebecca W. House
Rebecca W. House
Assistant Secretary

Date: July 24, 2015

EXHIBIT INDEX

Exhibit No.	Description

(1.1)	Underwriting Agreement, dated July 23, 2015, among Harley-Davidson, Inc. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated July 24, 2015.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

4